SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 16, 2006


                       LIGAND PHARMACEUTICALS INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    000-20720
                            (Commission File Number)

                           10275 Science Center Drive,
                              San Diego, California
                    (Address of principal executive offices)

                                 (858) 550-7500
              (Registrant's telephone number, including area code)

                                   77-0160744
                      (I.R.S. Employer Identification No.)

                                   92121-1117
                                   (Zip Code)




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Item 2.02  Disclosure of Results of Operations and Financial Condition


     On March 16, 2006, the registrant reported its financial results for its fourth quarter and year ended December 31, 2005. A copy of the press release issued by the registrant on March 16, 2006 concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements And Exhibits

(d)      Exhibits


         Exhibit No.       Description

         99.1              Press Release of the Company dated March 16, 2006


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned.


                           LIGAND PHARMACEUTICALS INCORPORATED





Date : March 16, 2006        By:    /s/ Warner R. Broaddus

                           Name:    Warner Broaddus
                          Title:    Vice President, General Counsel & Secretary